CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.18

SECOND AMENDMENT TO THE LICENSE AGREEMENT

BY AND BETWEEN

NORTHWESTERN UNIVERSITY AND ONCORUS, INC.

This SECOND AMENDMENT (the “Second Amendment”), effective as of December 6, 2022 (the “Second Amendment Effective Date”), is entered into by and between NORTHWESTERN UNIVERSITY, an Illinois not-for-profit corporation having a principal office located at 633 Clark Street, Evanston, Illinois 60208 (“Northwestern”) and ONCORUS INC., a Delaware corporation having a principal office at 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139 ("Licensee"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the License (as defined below).

RECITALS

WHEREAS, Northwestern and Licensee entered into that certain License Agreement dated December 11, 2018 pursuant to which Northwestern granted an exclusive license to Licensee for the purpose of commercializing certain Patent Rights (hereinafter, the "Original License");

WHEREAS, thereafter, Northwestern and Licensee entered into that certain First Amendment to the License Agreement dated September 26, 2019 (the “First Amendment”) pursuant to which Northwestern and Licensee updated the definitions of Follow-On Patent Rights and Net Sales and provided for certain additional updates regarding the parties’ obligations with respect to payments, publication and product liability;

WHEREAS, the Original License, together with the First Amendment and the Second Amendment shall hereinafter be referred to as the “License”; and

WHEREAS, Northwestern and Licensee wish to further amend the License with regard to Patent Rights and related expenses.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, IT IS AGREED:

ARTICLE I – DEFINITIONS

Section 1.16 of the License is hereby amended and shall be replaced in its entirety with the following:

"Original Patent Rights" shall mean the patents and patent applications listed on Exhibit A attached hereto and incorporated herein by reference.

ARTICLE V – PAYMENT

Section 5.5 (b) of the License is hereby amended and shall be replaced in its entirety with the following:

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Licensee will reimburse Northwestern’s out of pocket patent expenses incurred by Institutions after the Second Amendment Effective Date for the patent preparation, filing, prosecution and maintenance (“Patent Expenses”) of the Patent Rights listed in Exhibit A to this Second Amendment, including, without limitation, any interference or other proceeding before the United States Patent and Trademark Office or foreign equivalent. For the avoidance of doubt, Licensee will pay [***] percent ([***]%) of all Patent Expenses incurred by Institutions prior to the Second Amendment Effective Date. For Patent Expenses incurred on or after the Second Amendment Effective Date, if Patent Rights are licensed to one or more third parties outside of the Field, reimbursement of Patent Expenses for such Patent Rights shall be shared pro-rata among Licensee and such third party licensees actively paying patent expense reimbursements. For clarity, a third party licensee will be considered not actively paying patent expenses if said third party has been in default for longer than [***] days. From and after such event of default by any third-party licensee, Northwestern will (a) take all commercially reasonable steps to collect on the account of such third-party licensee prior to billing Licensee for Patent Expenses, and (b) take all commercially reasonable steps to recover amounts due to Northwestern in any credit proceedings, insolvency, bankruptcy or other such proceedings. To the extent Northwestern recovers costs from a third party licensee in such proceedings, Northwestern will credit the amount of such third party licensee’s recovered pro-rata share against future payments by Licensee if the License is still active, or if the License is no longer active, Northwestern will refund the Licensee. Northwestern shall make a reasonable effort to notify Licensee of any further changes to the number of third-party licensees that, in turn, change the proration of Patent Expenses related to Patent Rights, within [***] ([***]) days of execution, termination or expiration of such third-party licenses. Reimbursements for such Patent Expenses shall be due within [***] ([***]) days of receipt of an invoice by Licensee from Northwestern. All payments are due within [***] ([***]) days of receipt of any such invoice. For clarity, Licensee shall not be liable for any Patent Expenses incurred by Institutions after the Second Amendment Effective Date for any patent applications or patents that are not explicitly listed on Exhibit A to this Second Amendment, which shall henceforth be incorporated into the Agreement, unless Exhibit A is hereinafter amended in accordance with Section 8.2.

ARTICLE VIII – PATENT PROSECUTION

Section 8.1 of the License is hereby amended and shall be replaced in its entirety with the following:

Payment of Patent Costs. Payment of all fees and costs relating to the filing, prosecution, and maintenance of Patent Rights prior to the Second Amendment Effective Date shall be reimbursed by Licensee as set forth in Section 5.5. Payment of fees and costs relating to the filing, prosecution, and maintenance of Patent Rights incurred after the Second Amendment Effective Date by Licensee or by Northwestern at the request of Licensee shall be the responsibility of Licensee as set forth in Section 5.5. Any payments of such fees and costs by Northwestern shall be reimbursed by Licensee within [***] ([***]) days of Licensee's receipt of an invoice from Northwestern or Northwestern's patent counsel.

Section 8.2 of the License is hereby amended and shall be replaced in its entirety with the following:

Patent Prosecution. Northwestern, on behalf of Licensee, shall retain the right to apply for, seek prompt issuance of, and maintain during the Term of this Agreement the Patent Rights listed in Exhibit A in Northwestern's name, in the United States and in foreign countries. In the event that

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Northwestern believes that any additional patents or patent applications (including any patents or patent applications that claim priority to the Original Patent Rights) should be included under Patent Rights, Northwestern shall promptly request that Licensee consider such addition(s) to Exhibit A. Following such request, Licensee, at its sole discretion, shall inform Northwestern of Licensee’s decision within [***] ([***]) days of such request. Subject to the foregoing, Exhibit A may be amended by written agreement of both Parties. Northwestern shall keep Licensee informed in all matters of filing and prosecution, shall give Licensee reasonable opportunities to consult with and advise Northwestern concerning Northwestern's prosecution, filing and maintenance activities by notifying Licensee [***] ([***]) days in advance of any such activity if Northwestern has been given such notice, and shall provide Licensee with copies of all documents related to patent filing, prosecution, and maintenance.

EXHIBIT A – PATENT RIGHTS

EXHIBIT A shall be replaced in its entirety with the updated and amended EXHIBIT A attached hereto and incorporated by reference.

Except as set forth herein, all terms and conditions of the License shall remain in full force and effect. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meaning as set forth in the License. This Amendment, together with the License, constitute the entire agreement of the Parties with respect to the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter

This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same document. Execution of the Amendment by a facsimile signature or other electronic delivery of an image file (e.g., PDF) shall be deemed an original signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Northwestern and Licensee acknowledge their acceptance of this Amendment effective as of the Second Amendment Effective Date.

ONCORUS, INC.		NORTHWESTERN UNIVERSITY

By:	/s/ Brian Shea	By:	/s/ Alicia Loffler

Name:	Brian Shea	Name:	Alicia Loffler

Title:	Head of Legal	Title:	Executive Director, Associate Provost for Innovation and New Ventures, Assoc. Vice President, Research

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EXHIBIT A

[***]

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